UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2006

BUCYRUS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Commission File Number 000-50858

Delaware	39-0188050
(State of Incorporation)	(IRS Employer Identification No.)

P.O Box 500

1100 Milwaukee Avenue

South Milwaukee, Wisconsin 53172

(Address of Principal Executive Offices and Zip Code)

(414) 768-4000

(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

At the Bucyrus International, Inc. (the “Company”) annual meeting of shareholders on May 3, 2006 (the “Annual Meeting”), the Company’s shareholders, upon the recommendation of the Company’s Board of Directors, approved an amendment of the Bucyrus International, Inc. 2004 Equity Incentive Plan (the “2004 Equity Incentive Plan”), which, among other things, increases the number of shares of Class A Common Stock that may be subject to awards made under the plan from 1,000,000 to 2,000,000 shares. A summary of the 2004 Equity Incentive Plan is incorporated herein by reference to the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 31, 2006. The full text of the amended 2004 Equity Incentive Plan is attached to this report as Exhibit 10.1 and is incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition.

See Item 7.01, “Regulation FD Disclosure,” below.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 3, 2006, at the Annual Meeting, the shareholders of the Company, upon the recommendation of the Company’s Board of Directors, approved an amendment to the Company’s Restated Certificate of Incorporation to increase the authorized shares of the Company’s Class A Common Stock from 41,000,000 to 75,000,000 shares. As a result of this shareholder approval, the Company filed an Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on May 3, 2006. A copy of the Amended and Restated Certificate of Incorporation is filed as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition” and Item 7.01, “Regulation FD Disclosure.”

On May 3, 2006, the Company issued a press release announcing summary unaudited results for the three months ended March 31, 2006. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits.

Exhibit No.	Description
___________	____________________________________________________________

3.1	Registrant’s Amended and Restated Certificate of Incorporation, effective as of May 3, 2006.

10.1	Bucyrus International Inc. 2004 Equity Incentive Plan, as amended.

99.1	Press Release of the Registrant, dated May 3, 2006, announcing summary unaudited results for the three months ended March 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BUCYRUS INTERNATIONAL, INC.

By:	/s/ Craig R. Mackus
_____________________________
Name:	Craig R. Mackus
Title:	Chief Financial Officer
and Secretary

Dated: May 3, 2006